                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, That the undersigned director of Honeywell Inc., a Delaware corporation, constitutes and appoints each of Edward D. Grayson and Sigurd Ueland, Jr., with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the offering by Honeywell Inc. of its Debt Securities in an aggregate amount not to exceed $500 million, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed on the 16th day of April, 1996, by the following director.

                                                   /s/ M.R. BONSIGNORE

                                          --------------------------------------
                                                     M.R. Bonsignore

                             /s/ A.J. BACIOCCO, JR.
                  -------------------------------------------
                               A.J. Baciocco, Jr.

                                /s/ E.E. BAILEY
                  -------------------------------------------
                                  E.E. Bailey

                              /s/ E.H. CLARK, JR.
                  -------------------------------------------
                                E.H. Clark, Jr.

                               /s/ W.H. DONALDSON
                  -------------------------------------------
                                 W.H. Donaldson

                               /s/ R.D. FULLERTON
                  -------------------------------------------
                                 R.D. Fullerton

                                 /s/ C.M. HAPKA
                  -------------------------------------------
                                   C.M. Hapka

                                /s/ J.J. HOWARD
                  -------------------------------------------
                                  J.J. Howard

                                /s/ B.E. KARATZ
                  -------------------------------------------
                                  B.E. Karatz

                                 /s/ D.L. MOORE
                  -------------------------------------------
                                   D.L. Moore

                                 /s/ A.B. RAND
                  -------------------------------------------
                                   A.B. Rand

                               /s/ S.G. ROTHMEIER
                  -------------------------------------------
                                 S.G. Rothmeier

                                /s/ M.W. WRIGHT
                  -------------------------------------------
                                  M.W. Wright

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, That the undersigned officer of Honeywell Inc., a Delaware corporation, constitutes and appoints each of Edward D. Grayson and Sigurd Ueland, Jr., with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the offering by Honeywell Inc. of its Debt Securities in an aggregate amount not to exceed $500 million, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed on the 16th day of April, 1996, by the following officer.

                                                     /s/ W.M. HJERPE

                                          --------------------------------------
                                                       W.M. Hjerpe

                               /s/ P.M. PALAZZARI
                  -------------------------------------------
                                 P.M. Palazzari

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, That the undersigned director of Honeywell Finance B.V., a Netherlands corporation, constitutes and appoints each of Edward
D. Grayson and Sigurd Ueland, Jr., with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the offering by Honeywell Finance B.V. of its Debt Securities in an aggregate amount not to exceed $500 million, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such commissions in the states of the United States or in the Netherlands, and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed on the 6th day of May, 1996, by the following director.

                                                    /s/ J.G. ACKERMANS

                                          --------------------------------------
                                                      J.G. Ackermans

                                 /s/ L. HIELEMA
                  -------------------------------------------
                                   L. Hielema

                                  /s/ W. LOOSE
                  -------------------------------------------
                                    W. Loose

                                 /s/ P.N. SALEH
                  -------------------------------------------
                                   P.N. Saleh

                              /s/ G.G.M. SCHREURS
                  -------------------------------------------
                                G.G.M. Schreurs

                             /s/ SIGURD UELAND, JR.
                  -------------------------------------------
                               Sigurd Ueland, Jr.

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, That the undersigned hereby constitutes and appoints each of Edward D. Grayson and Sigurd Ueland, Jr., with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in his capacity as Authorized Representative in the United States for Honeywell Finance B.V., to sign the Registration Statement on Form S-3, relating to the offering by Honeywell Finance B.V. of its Debt Securities, in an aggregate amount not to exceed USD500 million, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, and to file the same with such state commissions in the United States and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned on the 17th day of May, 1996.

                                                   /s/ M.R. BONSIGNORE

                                          --------------------------------------
                                                     M.R. Bonsignore
                                             AUTHORIZED REPRESENTATIVE IN THE
                                           UNITED STATES FOR HONEYWELL FINANCE
                                                           B.V.

                               POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, That the undersigned hereby constitutes and appoints each of Edward D. Grayson and Sigurd Ueland, Jr., with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in his capacity as Authorized Representative in the United States for Honeywell Canada Limited/Honeywell Canada Limitee, to sign the Registration Statement on Form S-3, relating to the offering by Honeywell Canada Limited/Honeywell Canada Limitee of its Debt Securities, in an aggregate amount not to exceed USD500 million, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, and to file the same with such state commissions in the United States and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned on the 17th day of May, 1996.

                                                   /s/ M.R. BONSIGNORE

                                          --------------------------------------
                                                     M.R. Bonsignore
                                                AUTHORIZED REPRESENTATIVE
                                                 IN THE UNITED STATES FOR
                                             HONEYWELL CANADA LIMITED/LIMITEE